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                                                                    EXHIBIT 10.1








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                                 FIRST AMENDMENT
                              TO EARNOUT AGREEMENT

                                     between

                              ENERGY PARTNERS, LTD.

                                       and

                                  PARTICIPANTS




                                    Effective
                                  July 1, 2002




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                                TABLE OF CONTENTS

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FIRST AMENDMENT TO EARNOUT AGREEMENT..............................................................................1

Article I DEFINITIONS AND INTERPRETATION..........................................................................2
   1.1         Terms Defined Above................................................................................2
   1.2         Terms Defined in Agreement.........................................................................2
   1.3         References.........................................................................................2
   1.4         Articles and Sections..............................................................................3
   1.5         Number and Gender..................................................................................3
   1.6         Incorporation of Schedule..........................................................................3

Article II AMENDMENTS.............................................................................................3
   2.1         Amendment to Section 1.2...........................................................................3
   2.2         Amendment to Section 6.1...........................................................................4
   2.3         Amendment to Section 8.5...........................................................................4

Article III ACKNOWLEDGEMENT.......................................................................................4

Article IV RATIFICATION...........................................................................................5

Article V MISCELLANEOUS...........................................................................................5
   5.1         Successors and Assigns.............................................................................5
   5.2         Rights of Third Parties............................................................................5
   5.3         Counterparts.......................................................................................5
   5.4         Entire Agreement...................................................................................5
   5.5         Invalidity.........................................................................................5
   5.6         Governing Law......................................................................................5

SCHEDULE 1.......................................................................................................



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                      FIRST AMENDMENT TO EARNOUT AGREEMENT


         This FIRST AMENDMENT TO EARNOUT AGREEMENT (this "Amendment") executed effective as of July 1, 2002 (the "Effective Date") is by and among ENERGY PARTNERS, LTD., a Delaware corporation ("Energy Partners"), and those Participants (as such term is defined in the Earnout Agreement referred to hereinafter) who or which are signatories to this Amendment, being the owners and holders of a majority in interest of the Earnout Percentages (as such term is defined in the Earnout Agreement referred to hereinafter) and thus sufficient to cause this Amendment to be binding on all Participants.

                                   WITNESSETH:


         WHEREAS, Energy Partners and Hall-Houston Oil Company, a Texas corporation ("Hall-Houston"), acting for the benefit of the Participants, entered into an Earnout Agreement dated January 15, 2002 (the "Agreement");

         WHEREAS, each of the Participants has become a party to the Agreement by executing and providing to Energy Partners an Adoption Agreement (as such term is defined in the Agreement);

         WHEREAS, it is presently contemplated that Hall-Houston may merge into its sole shareholder, Energy Partners;

         WHEREAS, prior to such merger being contemplated, Hall-Houston proposed to convey to Energy Partners, subject to obtaining execution of this Amendment by all necessary parties, an undivided fifty percent (50%) working interest in each of those of the Initial Ring Fenced Properties (as such term is defined in the Agreement) referred to in Section 6.1 of the Agreement (prior to giving effect to this Amendment) other than East Cameron Block 378 (collectively, the "Deleted Interests") in exchange for an undivided fifty percent (50%) working interest in each of the Federal Offshore Oil and Gas Leases described in
Schedule 1 hereto (collectively, the "Added Interests"), the entire leasehold estate in such leases (the "Additional Ring Fenced Properties") being owned, as of the Effective Date, by Energy Partners as the lessee named in such leases;

         WHEREAS, regardless of whether the contemplated merger of Hall-Houston into Energy Partners occurs, it is intended that (i) the Additional Ring Fenced Properties be considered Ring Fenced Properties for all purposes of the Agreement, (ii) the Added Interests be considered as within the scope of the Agreement for all purposes (which Added Interests, absent the merger of Hall-Houston into Energy Partners, may be conveyed to Hall-Houston by Energy Partners), and (iii) the Deleted Interests and the interests of Energy Partners in the Additional Ring Fenced Properties in excess of the Added Interests (collectively with the Deleted Interests, the "Excluded Interests") not be considered as within the scope of the Agreement for any purpose (which Deleted Interests, absent the merger of Hall-Houston into Energy Partners, may be conveyed to Energy Partners by Hall-Houston);

         WHEREAS, consistent with such intentions as to the Added Interests and the Excluded Interests, Energy Partners will commit a portion of the $13,000,000 of capital referred to in Section

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6.1 of the Agreement to fund the share (excluding in all cases, including following a merger of Hall-Houston into Energy Partners, the Excluded Interests) of the cost of drilling and evaluation of two wells in addition to the four wells presently referred to in Section 6.1 of the Agreement attributable to the interests of Energy Partners and its subsidiaries (as such interests may exist from time to time) considered within the scope of the Agreement, one such additional well to be located on each of the Additional Ring Fenced Properties; and

         WHEREAS, Energy Partners and the additional signatories hereto desire to amend the Agreement in the particulars hereinafter provided and to acknowledge (i) the Additional Ring Fenced Properties as being Ring Fenced Properties for all purposes under the Agreement, (ii) the Added Interests as being considered within the scope of the Agreement for all purposes, and (iii) the Excluded Interests as not being considered within the scope of the Agreement for any purpose;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         1.1 Terms Defined Above. As used in this First Amendment to Earnout Agreement, each of the terms "Added Interests," "Additional Ring Fenced Properties," "Agreement," "Amendment," "Deleted Interests," "Effective Date," "Energy Partners," "Excluded Interests," and "Hall-Houston" shall have the meaning assigned to such term hereinabove.

         1.2 Terms Defined in Agreement. Each term defined in the Agreement and used herein without definition shall have the meaning assigned to such term in the Agreement, unless herein expressly provided to the contrary.

         1.3 References. References in this Amendment to Schedule, Article, or Section numbers shall be to Schedules, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder" and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to "writing" include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

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         1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

         1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

         1.6 Incorporation of Schedule. The Schedule attached to this Amendment is an integral part of this Amendment and is incorporated into this Amendment for all purposes by this reference.

                                   ARTICLE II

                                   AMENDMENTS

         2.1 Amendment to Section 1.2. Section 1.2 of the Agreement is amended to add thereto, in their respective appropriate places alphabetically, the following defined terms:

                           "Added Interests" means, collectively, an undivided
                  fifty percent (50%) working interest in each of the Additional Ring Fenced Properties.

                           "Additional Ring Fenced Properties" means,
                  collectively, the following:

                           PROPERTY: EUGENE ISLAND 27
                           SERIAL NO.: OCS-G 23853

                           Lease Description: Oil and Gas Lease effective May 1,
                  2002, between the United States of America, as Lessor, and Energy Partners, Ltd., as Lessee, covering all of Block 27, Eugene Island Area, OCS Leasing Map, Louisiana Map No. 4, containing approximately 5,000.00 acres.

                           PROPERTY: EAST CAMERON 43
                           SERIAL NO.: OCS-G 23788

                           Lease Description: Oil and Gas Lease effective July
                  1, 2002, between the United States of America, as Lessor, and Energy Partners, Ltd., as Lessee, covering all of Block 43, East Cameron Area, OCS Leasing Map, Louisiana Map No. 2, containing approximately 5,000.00 acres.

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                           "Excluded Interests" means, collectively, an
                  undivided fifty percent (50%) working interest in each of those Initial Ring Fenced Properties referred to as Green Canyon Blocks 9 and 10 and Eugene Island Block 376 and the interests of Energy Partners and its subsidiaries in the Additional Ring Fenced Properties in excess of the Added Interests."

         2.2 Amendment to Section 6.1. Section 6.1 of the Agreement is replaced in its entirety with the following:

                           "6.1 Initial Capital Commitment. Energy Partners
                  hereby commits $13,000,000 of capital for payment of the share of the cost of drilling and evaluation of six wells intended to establish Earnout Reserves with respect to Green Canyon Blocks 9 and 10 (two wells), East Cameron Block 43 (one well), East Cameron Block 378 (one well), Eugene Island Block 27 (one well) and Eugene Island Block 376 (one well) attributable to the interests of Energy Partners and its subsidiaries (as such interests may exist from time to time) in such properties, which interests shall include the Additional Interests but exclude the Excluded Interests. Such funds shall be made available so as to permit the Drilling Operations for all of such wells to be commenced on or before June 30, 2003; provided, however, the commencement of Drilling Operations with respect to any or all of such wells may be delayed at the election of the Earnout Representative, although no such delay shall operate to extend the end of the Earnout Term."

         2.3 Amendment to Section 8.5. Section 8.5 of the Agreement is replaced in its entirety with the following:

                           "8.5 Successors and Assigns. Subject to the
                  provisions of Section 2.4, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto (including the Participants and their respective successors and permitted assigns); provided, however, that, should Hall-Houston merge into Energy Partners, only the Added Interests and the interests of the former Hall-Houston in all other Ring Fenced Properties shall be considered within the scope of this Agreement, with the Excluded Interests being considered as outside the scope of this Agreement for all purposes, subject, however, to the operation of the provisions of Section 6.3."

                                   ARTICLE III

                                 ACKNOWLEDGEMENT

         Energy Partners and all Participants acknowledge that, as of the Effective Date, (i) the Additional Ring Fenced Properties shall constitute Ring Fenced Properties for all purposes of the Agreement, as fully as if such Additional Ring Fenced Properties had been described in Schedule 2

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to the Agreement at the time of execution of the Agreement, (ii) the Added
Interests shall be considered within the scope of the Agreement for all purposes, and (iii) the Excluded Interests shall not be considered within the scope of the Agreement for any purpose.

                                   ARTICLE IV

                                  RATIFICATION

         Each of Energy Partners and the Participants does hereby adopt, ratify and confirm the Agreement, as the same is amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, is and remains in full force and effect.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

         5.2 Rights of Third Parties. Except as provided in Section 5.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

         5.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the necessary parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each necessary party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

         5.4 Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

         5.5 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

         5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.



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         IN WITNESS WHEREOF, the signatory parties hereto have caused this First
Amendment to Earnout Agreement to be duly executed and delivered, as of the Effective Date.

                                    ENERGY PARTNERS, LTD.


                                    By:
                                       --------------------------------------
                                       Suzanne V. Baer, Executive Vice President


           [SIGNATURES OF PARTICIPANTS APPEAR ON THE FOLLOWING PAGES]



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                              CORPORATE, TRUST AND
                           401(K) PROFIT SHARING PLAN
                         PARTICIPANT'S SIGNATURE PAGE TO
                      FIRST AMENDMENT TO EARNOUT AGREEMENT


                                       PARTICIPANT:

                                       Name of Entity:
                                                      --------------------------
                                       (Please Print or Type)


                                       By:
                                          --------------------------------------
                                       Printed Name:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

               LIMITED PARTNERSHIP PARTICIPANT'S SIGNATURE PAGE TO
                      FIRST AMENDMENT TO EARNOUT AGREEMENT


                                       PARTICIPANT:

                                       Name of Entity:
                                                      --------------------------
                                       (Please Print or Type)

                                       By:
                                          --------------------------------------
                                            its General Partner
                                       (Please Print or Type)


                                       By:
                                          --------------------------------------
                                       Printed Name:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                     INDIVIDUAL PARTICIPANT'S SIGNATURE PAGE
                     TO FIRST AMENDMENT TO EARNOUT AGREEMENT


                                       PARTICIPANT:


                                       -----------------------------------------
                                       Printed Name:
                                                    ----------------------------




                        SPOUSE'S JOINDER IN EXECUTION OF
                      FIRST AMENDMENT TO EARNOUT AGREEMENT


         The undersigned, the spouse of the Participant named above on this signature page, who is not otherwise a party to the Earnout Agreement dated effective as of January 15, 2002, by and between Energy Partners, Ltd. and Hall-Houston Oil Company, acting on behalf of the Participants under such Earnout Agreement (the "Agreement"), by execution hereof, acknowledges and agrees that the undersigned has read and understands the First Amendment to Earnout Agreement and accepts the provisions of the First Amendment to Earnout Agreement as binding the undersigned's interest, if any, in the Participation Percentage (as defined in the Agreement) of such Participant.

                                       SPOUSE:


                                       -----------------------------------------
                                       Printed Name:
                                                    ----------------------------

                                   SCHEDULE 1


1.       PROPERTY:         EUGENE ISLAND 27
         SERIAL NO.:       OCS-G 23853

         Lease Description: Oil and Gas Lease effective May 1, 2002, between the United States of America, as Lessor, and Energy Partners, Ltd., as Lessee, covering all of Block 27, Eugene Island Area, OCS Leasing Map, Louisiana Map No. 4, containing approximately 5,000.00 acres.


2.       PROPERTY:         EAST CAMERON 43
         SERIAL NO.:       OCS-G 23788

         Lease Description: Oil and Gas Lease effective July 1, 2002, between the United States of America, as Lessor, and Energy Partners, Ltd., as Lessee, covering all of Block 43, East Cameron Area, OCS Leasing Map, Louisiana Map No. 2, containing approximately 5,000.00 acres.